UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2004

Belden CDT Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

Cable Design Technologies Corporation
1901 North Roselle Road
Schaumburg, IL 60195
(847) 230-1900

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.
Item 5. Other Events.
Item 6. Resignation of Registrant’s Directors.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 8. Change in Fiscal Year End.
Item 9. Regulation FD Disclosure.
Signatures
Exhibit Index
Certificate of Merger
Second Certificate of Amendment of the Restated Certificate of Incorporation
Amended and Restated Bylaws
Joint Press Release
Press Release

Item 2. Acquisition or Disposition of Assets.

     On July 15, 2004, BC Merger Corp., a wholly owned subsidiary of the Registrant (“Merger Sub”), was merged with and into Belden Inc. (“Belden”), with Belden continuing as the surviving corporation and as a wholly owned subsidiary of the Registrant (the “Merger”). The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of February 4, 2004, as amended on May 25, 2004 (as amended, the “Merger Agreement”), by and among the Registrant, Merger Sub and Belden. Immediately prior to the consummation of the Merger, the Registrant filed an amendment to its certificate of incorporation to (i) change its name to Belden CDT Inc., (ii) increase the number of authorized shares of capital stock of the Registrant, and (iii) effect a one-for-two reverse stock split of the common stock, par value $0.01 per share, of the Registrant. At a special meeting of the Registrant’s stockholders held on July 15, 2004, the issuance of the Registrant’s common stock under the Merger Agreement and the amendments to the Registrant’s certificate of incorporation were each approved by the requisite vote of the Registrant’s stockholders. In addition, at an annual meeting of Belden’s stockholders held on July 15, 2004, the Merger Agreement and the Merger were approved and adopted by the requisite vote of Belden’s stockholders.

     As a result of the Merger, each share of Belden common stock issued and outstanding at the effective time of the Merger, other than shares held as treasury stock by Belden, was converted into the right to receive one (the “Exchange Ratio”) share of the Registrant’s common stock. In addition, the Registrant assumed all options outstanding at the effective time of the Merger under Belden’s existing stock option plans. Each such option is now exercisable for a number of shares of the Registrant’s common stock, and at an exercise price, adjusted to reflect the Exchange Ratio.

     Upon completion of the Merger, Belden’s common stock ceased to trade on the New York Stock Exchange. In connection with the Merger, the Registrant’s common stock symbol on the New York Stock Exchange was changed from “BDC.”

     The issuance of the Registrant’s common stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4/A (File No. 333-113875) filed with the Securities and Exchange Commission.

     A copy of the Merger Agreement is included as an exhibit to the Registrant’s Current Report on Form 8-K filed on February 5, 2004, and a copy of the amendment to the Merger Agreement is included as an exhibit to the Registrant’s Registration Statement on Form S-4/A (File No. 333-113875). A copy of the certificate of merger pursuant to which the Merger was effected is included as an exhibit to this report.

Item 5. Other Events.

     At the special meeting of the Registrant’s stockholders on July 15, 2004, the Registrant’s stockholders also approved by the requisite vote amendments to the Registrant’s certificate of incorporation to:

(1)	change the Registrant’s name to Belden CDT Inc.,

(2)	increase the number of shares of authorized capital stock of the Registrant, and

(3)	effect a one-for-two reverse stock split of the Registrant’s common stock.

The amendment to the certificate of incorporation effecting these changes was filed with the Secretary of State of the State of Delaware on July 15, 2004. A copy of the certificate of amendment is included as an exhibit to this report.

     As a result of the reverse stock split, each two (2) shares of common stock of the Registrant issued and outstanding or reserved for issuance or held in treasury immediately prior to the effective time of the reverse stock split were automatically reclassified into one share of common stock of the Registrant.

     In connection with the Merger, the Registrant’s board of directors adopted amended and restated bylaws of the Registrant. A copy of the amended and restated bylaws of the Registrant is included as an exhibit to this report.

     A copy of the joint press release of the Registrant and Belden, dated July 15, 2004, announcing the approval by the stockholders of the Registrant and Belden of the Merger and the reverse stock split, and a copy of the press release of the Registrant, dated July 15, 2004, announcing the completion of the Merger and the reverse stock split are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this report.

Item 6. Resignation of Registrant’s Directors.

     As contemplated by the Merger Agreement, on July 15, 2004, effective as of the effective time of the Merger, Richard Tuttle and George Graeber each resigned as directors of the Registrant. Neither Mr. Tuttle nor Mr. Graeber stated that his resignation related to any disagreement relating to the Registrant’s operations, policies or practices.

     As contemplated by the Merger Agreement, the following ten directors currently serve as directors of the Registrant: Lorne D. Bain, Lance C. Balk, Christopher I. Byrnes, Bryan C. Cressey, C. Baker Cunningham, Michael F.O. Harris, Glenn Kalnasy, Ferdinand C. Kuznik, John M. Monter and Bernard G. Rethore.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Financial statements required pursuant to Rule 3-05 of Regulation S-X and pro forma financial information specified in Article 11 of Regulation S-X will be filed by the Registrant within the time period permitted for the filing thereof.

(c)	Exhibits

Exhibit 2.1:	Agreement and Plan of Merger, dated as of February 4, 2004, by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on February 5, 2004).
Exhibit 2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 25, 2004, by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. (Incorporated by reference to the Registrant’s Registration Statement on Form S-4/A (File No. 333-113875)).
Exhibit 2.3	Certificate of Merger of BC Merger Corp. into Belden Inc., dated July 15, 2004.
Exhibit 3.1	Second Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant, dated July 15, 2004.
Exhibit 3.2	Amended and Restated Bylaws of the Registrant, effective as of July 15, 2004.
Exhibit 99.1:	Joint press release of Cable Design Technologies Corporation and Belden Inc., dated July 15, 2004, entitled “Belden and CDT Shareholders Approve Merger to Form Belden CDT”.
Exhibit 99.2:	Press release of Belden CDT Inc., dated July 15, 2004, entitled “Belden CDT Merger Is Completed”.

Item 8. Change in Fiscal Year End.

     As a result of the transactions contemplated by the Merger, the fiscal year end of the Registrant will change to December 31. This change is because Belden’s former owners as a group retained or received the larger portion of the voting rights in the Registrant after giving effect to the Merger and Belden’s senior management represents a majority of the senior management of the Registrant after giving effect to the Merger. As a result, Belden will be considered the acquiror for accounting purposes and will account for the Merger as a reverse acquisition under the purchase method of accounting for business combinations under accounting principles generally accepted in the United States of America, which means that the consideration paid (purchase price) will be allocated to the tangible and intangible net assets of Cable Design Technologies Corporation based upon their fair values, and the net assets of Cable Design Technologies Corporation will be recorded at fair value as of the completion of the merger and added to those of Belden. The Registrant’s fiscal year will end on December 31. No report will be filed by the Registrant with respect to the transition period.

Item 9. Regulation FD Disclosure.

     On July 15, 2004, the Registrant and Belden Inc. issued the joint press release attached as Exhibit 99.1 to this report entitled “Belden and CDT Shareholders Approve Merger to Form Belden CDT”.

     On July 15, 2004, the Registrant issued the press release attached as Exhibit 99.2 to this report entitled “Belden CDT Merger Is Completed”.

     The information in Item 12 of this report, including Exhibit 99.1 and Exhibit 99.2, shall be considered “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN CDT INC.
Date: July 16, 2004	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Vice President, Secretary and General Counsel

Exhibit Index

EXHIBIT NO.	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of February 4, 2004, by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. (Incorporated by reference to the Registrant’s Current Report on Form 8-K filed on February 5, 2004).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 25, 2004, by and among Cable Design Technologies Corporation, BC Merger Corp. and Belden Inc. (Incorporated by reference to the Registrant’s Registration Statement on Form S-4/A (File No. 333-113875)).
2.3	Certificate of Merger of BC Merger Corp. into Belden Inc., dated July 15, 2004.
3.1	Second Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant, dated July 15, 2004.
3.2	Amended and Restated Bylaws of the Registrant, effective as of July 15, 2004.
99.1	Joint press release of Cable Design Technologies Corporation and Belden Inc., dated July 15, 2004, entitled “Belden and CDT Shareholders Approve Merger to Form Belden CDT”.
99.2	Press release of Belden CDT Inc., dated July 15, 2004, entitled “Belden CDT Merger Is Completed”.